Income tax	12 Months Ended
Dec. 31, 2024
Major components of tax expense (income) [abstract]
Income tax	Income tax
Critical accounting estimates and judgments
Uncertain tax positions
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates and is therefore subject to tax examination by various taxing authorities. In the normal course of business, the Company is subject to examination by local tax authorities in Switzerland, France, Italy, Brazil, Australia, the U.K. and the U.S. In 2022 a tax assessment examination was rendered by the French tax authority during an audit of the Company’s 2018 and 2019 tax returns. In 2023, a tax assessment was rendered by the French tax authority during the review of the 2022 tax return as discussed below. In 2024, a tax assessment was rendered by the Swiss tax authority regarding the Company’s 2019 through 2023 tax returns. The Company is not aware of any additional issues that could result in any other significant payments, accruals or material deviation from its tax positions. There are no tax examinations in progress as of December 31, 2024.
The Company records tax liabilities or benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. There is inherent uncertainty in quantifying income tax positions, especially considering the complex tax laws and regulations in each of the jurisdictions in which the Company operates.
Accounting policies
The Company is subject to taxes in different countries. Taxes and related fiscal assets and liabilities recognized in the Company’s consolidated financial statements reflect management’s best estimate of the outcome based on the facts known at the balance sheet date in each individual country. These facts may include but are not limited to change in tax laws and interpretation thereof in the various jurisdictions where the Company operates. They may have an impact on the income tax as well as the resulting income tax assets and liabilities. Any differences between tax estimates and final tax assessments are charged to the statement of loss in the period in which they are incurred. Taxes include current and deferred taxes on income as well as actual or potential withholding taxes on current and expected transfers of income from subsidiaries and tax adjustments relating to prior years. Income tax is recognized in the statement of loss, except to the extent that it relates to an item directly taken to other comprehensive income/loss or equity, in which case it is recognized against other comprehensive income/loss or equity, respectively.
Current income tax liabilities refer to the portion of the tax on the current year taxable profit (as determined according to the rules of the taxation authorities) and includes uncertain tax liabilities. The Company determines the taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates consistently with the tax treatment used or planned to be used in its income tax filings if the Company concludes it is probable that the taxation authority will accept an uncertain tax treatment.
Otherwise, the Company reflects the effect of uncertainty using either the most likely outcome or the expected value outcome, depending on which method the entity expects to better predict the resolution of the uncertainty.
Deferred taxes are based on the temporary differences that arise when taxation authorities recognize and measure assets and liabilities with rules that differ from the accounting policies of the Company’s consolidated financial statements. They also arise on temporary differences stemming from tax losses carried forward. Deferred taxes are measured at the rates of tax expected to prevail when the temporary differences reverse, subject to such rates being substantively enacted at the balance sheet date. Any changes of the tax rates are recognized in the statement of loss unless related to items directly recognized against other comprehensive income. Deferred tax liabilities are recognized on all taxable temporary differences excluding non-deductible goodwill. Deferred tax assets are recognized for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. Future taxable profits are determined based on the reversal of relevant taxable temporary differences. If the amount of taxable temporary differences is insufficient to recognize a deferred tax asset in full, then future taxable profits, adjusted for reversals of existing temporary differences, are considered, on the basis of the business plans for individual subsidiaries in the Company. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized; such reductions are reversed when the probability of future taxable profits improves.
The tax impact of a transaction or item can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process. The Company uses in-house tax experts when assessing uncertain tax positions and seeks the advice of external professional advisors where appropriate. The assessment of the uncertain tax position is done by first making a determination of whether it is more likely than not that a tax position would be sustained upon an examination, and then by calculating the amount of the benefit, of that tax position that meets the more likely than not threshold, that should be recognized in the financial statements.
As of December 31, 2024, and 2023, the Company recorded a provision of $0.2 million and less than $0.1 million, respectively, for unrecognized tax liabilities including interest and penalties. The Company records interest and penalties related to income tax amounts as a component of income tax expense.
France tax audit
The French tax authority issued a tax assessment in December 2022 that reduced the balance of the Company’s tax losses carryforward in France by $1.8 million ($0.4 million tax effected amount) stemming from a review of the Company’s transfer pricing policy. The tax assessment in France has resulted in no other material tax liability or payment. In 2023, the French tax authority performed a review of the Company’s 2022 French tax return. No additional tax liabilities resulted from the review of the 2022 French tax return.
Presentation of income tax (expense) benefits
The following table presents the current and deferred income tax (expense) benefits (in USD thousands):

	For the year ended December 31,
	2024	2023	2022
Current income tax expense
Current year	$(1,115)	$(215)	$(310)
Uncertain tax positions	(155)	(40)	328
Total current income tax expense	$(1,270)	$(255)	$18

Deferred income tax (expense) benefit
Origination and reversal of temporary differences	$47	$(231)	$118

Total deferred income tax (expense) benefit	$47	$(231)	$118

Total income tax (expense) benefit	$(1,223)	$(486)	$136
The following table presents the reconciliation of the expected tax expense to the tax expense report in the statement of loss (in USD thousands):

	For the year ended December 31,
	2024	2023	2022
Loss before tax	$(61,270)	$(77,893)	$(87,585)
Tax at Swiss statutory rate	8,222	10,453	11,749
Effect of tax rates in foreign jurisdictions	(893)	(833)	(292)
Tax effect of:
Unrecognized deferred tax assets	(6,025)	(8,879)	(9,386)
Income not subject to tax	249	303	325
Expense not deductible for tax purposes	(2,263)	(2,085)	(2,265)
Uncertain tax positions	(155)	(40)	328
Recognition of deferred tax assets from previously unrecognized tax assets	—	—	509
2018-2019 French tax assessment	—	—	(427)
Other	(358)	595	(405)
Income tax (expense)/benefit	$(1,223)	$(486)	$136
Movement in the deferred tax balances
During the year ended December 31, 2024, the Company recognized deferred tax assets for its foreign subsidiaries due to intercompany transfer pricing arrangements that will assure realization of their respective deferred tax assets in each country. The following table presents the changes in the Company’s deferred tax assets and deferred tax liabilities (in USD thousands):

	Depreciation & amortization	Accrued pension	ROU asset	Lease liability	Other	Net operating loss carryforward	Total
January 1, 2024	$(19)	$—	$(761)	$794	$696	$1,010	$1,720
Recognized in profit or loss	(123)	—	(166)	287	(91)	140	47
Currency translation differences	6	—	30	(34)	(2)	—	—
December 31, 2024	$(136)	$—	$(897)	$1,047	$603	$1,150	$1,767
Deferred tax assets	—	—	—	1,047	670	1,150	2,867
Deferred tax liabilities	(136)	—	(897)	—	(67)	—	(1,100)

	Depreciation & amortization	Accrued pension	ROU asset	Lease liability	Other	Net operating loss carryforward	Total
January 1, 2023	$(80)	$9	$(302)	$511	$852	$950	$1,940
Recognized in profit or loss	62	54	(447)	270	(155)	36	(180)
Recognized in OCI	—	(64)	—	—	—	—	(64)
Currency translation differences	(1)	1	(12)	13	(1)	24	24
December 31, 2023	$(19)	$—	$(761)	$794	$696	$1,010	$1,720
Deferred tax assets	—	—	—	794	806	1,010	2,610
Deferred tax liabilities	(19)	—	(761)	—	(110)	—	(890)
Unrecognized deferred tax assets
As of December 31, 2024 and 2023, the Company recognized deferred tax assets to the extent that it was probable that they would be realized. The following table consists of the gross tax loss carryforwards and the deferred tax assets that have not been recognized because it is not probable that there will be future taxable profits to use these benefits (in USD thousands):

	December 31,
	2024		2023
	Gross amount	Tax effect	Gross amount	Tax effect
Deductible temporary differences	$4,623	$661	$4,652	$710
Net operating loss carryforwards	347,533	46,544	344,887	44,614
Total	$352,156	$47,205	$349,539	$45,324
Net operating loss carryforwards
As of December 31, 2024 and 2023, the Company had various net operating loss (“NOL”) carryforwards in Switzerland, the U.K., the U.S., and Brazil that are available to reduce future taxable income and income taxes, the majority of which will expire at various dates through 2031. As of December 31, 2024 and 2023, the Company had the following expiring amounts of unrecognized NOL carryforwards (in USD thousands):

	December 31,
	2024	2023
One year	$15,853	$17,873
Two years	23,958	17,103
Three years	49,729	25,846
Four years	68,886	53,648
Thereafter and unlimited	189,107	230,417
Net operating loss carryforwards	$347,533	$344,887
Future realization of the tax benefits of existing temporary differences and NOL carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2024, the Company performed an evaluation to determine the likelihood of realization of these tax benefits. In assessing the realization of the deferred tax assets, the Company considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is not probable that all of the deferred tax assets will be realized in Switzerland and Brazil but has recognized deferred tax assets in France, Italy, the U.K. and the U.S.
Unrecognized deferred tax liability on retained earnings of subsidiaries
The Company reviews its plan to indefinitely reinvest on a periodic basis for each one of its foreign subsidiaries. In making its decision to indefinitely reinvest, the Company evaluates its plans of reinvestment, its ability to control repatriation and to mobilize funds without triggering basis differences, and the profitability of its Swiss operations and associated cash requirements and the need, if any, to repatriate funds. If the assessment of the Company with respect to any earnings of its foreign subsidiaries’ changes, deferred Swiss income taxes, foreign income taxes, and foreign withholding taxes may have to be accrued.

The Company does not provide for foreign income and withholding taxes, Swiss income taxes or tax benefits on the excess of the financial reporting basis over the tax basis of its investments in foreign subsidiaries to the extent that such amounts are indefinitely reinvested to support operations and continued growth plans outside of Switzerland, or if the Company has determined that no tax liability would arise in case of distribution.

As of December 31, 2024, the Company plans to indefinitely reinvest any undistributed foreign earnings for all its foreign subsidiaries except France. During the year 2024, the Company received a dividend payment from its French subsidiary in the amount of $3.3 million, paid on October 8, 2024. During the year 2023, the Company received a dividend payment from its French subsidiary in the amount of $2.4 million.
The Company has determined that the repatriation of foreign earnings from France does not trigger a tax liability, based on the application of Swiss Participation Exemption rules and exemptions provided by the Double Tax Treaty signed between France and Switzerland, based on which dividends are exempt from withholding tax. The total amount of temporary differences associated with the other investments in subsidiaries is not material.